UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2009 (July 30, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Premier Power Renewable Energy, Inc. (the “Company”) with the Securities and Exchange Commission on August 5, 2009 (the “Original Form 8-K”) announcing the acquisition of Rupinvest Sarl from Esdras Ltd. (the “Acquisition”).  This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Acquisition.  All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Form 8-K/A.

Item 9.01                      Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited financial statements of Rupinvest SARL (“Rupinvest”) as of December 31, 2008 and for the period from August 1, 2008 (inception) through December 31, 2008, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference herein.

The audited financial statements of Premier Power Italy S.p.A. (formerly ARCO Energy, SRL) as of December 31, 2008 and for the year ended December 31, 2008, and the unaudited financial statements of Premier Power Italy S.p.A. as of June 30, 2009 and for the six months ended June 30, 2009 and June 30, 2008, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company as of June 30, 2009 and for the six months ended June 30, 2009 and for the year ended December 31, 2008 giving effect to the acquisition of Rupinvest, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated by reference herein.

(d)  Exhibits

No.	Description

23.1	Consent of Macias Gini & O’Connell LLP

23.2	Consent of Ria & Partners S.p.A.

99.1	Financial Statements of Rupinvest SARL

99.2	Financial Statements of Premier Power Italy S.p.A. (formerly ARCO Energy, SRL)

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements relating to the Acquisition of Rupinvest Sarl

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: October 15, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President